Exhibit 10.6


                             ASSIGNMENT OF TRADEMARK
                             -----------------------


     THIS TRADEMARK ASSIGNMENT ("Assignment") is made as of November 30, 2001, by DIMENSIONAL MARKETING CONCEPTS, INC., a Florida corporation ("Assignor"), in favor of INTERNATIONAL COMMERCIAL TELEVISION, INC., a Nevada corporation ("Assignee").

     A. Assignor is the owner of the trademark known as "AUTO XL" (the "Trademark"), an application for registration of which on the Principal Register of the U.S. Patent and Trademark Office is presently pending at SN 78094624 (the "Registration Application").

     B. Assignor wishes to assign the Trademark and the Registration Application to Assignee.

     ACCORDINGLY, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Assignor hereby agrees as follows:

     1.     Grant.  Assignor  grants,  assigns  and  conveys to Assignee (i) all
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right,  title  and interest in the Trademark which may be secured under the laws now or hereafter in force and effect in the United States or in any country throughout the world, together with the goodwill of the business symbolized by the Trademark and (ii) all right, title and interest in and to the Registration Application, it being acknowledged that Assignee is the successor to that portion of Assignor's business pertaining to the Trademark.

     2.     Representations  and Warranties. Assignor represents and warrants to
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Assignee  that:

          (a) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Trademark, free and clear of any liens, charges and encumbrances.

          (b) Assignor is not aware of the existence any other trademark which is either identical to the Trademark or is so similar thereto as to be likely to cause confusion or to cause mistake or to deceive;

          (c) To the best of Assignor's knowledge, there are no infringement actions pending or threatened alleging that the Trademark or the use thereof infringes any trademarks or other rights held by third parties.

          (d) No prior application to register the Trademark has been filed with any registration authority in the United States or, to the best of Assignee's knowledge, any other country, and there has been no final decision adverse to Assignor's claim of ownership of the Trademark;


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          (e)     Neither  the  Trademark  nor  any  right to the use thereof is subject  to  any  subsisting  licenses;  and

          (f) Assignor has the unqualified right to enter into and fully perform this Assignment.

     3.     Governing  Law.  This  Assignment shall be governed by and construed
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in  accordance  with the internal laws of the State of Florida without regard to conflict of laws principles and, to the extent applicable, the laws of the United States.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be duly executed on the date first written above.

Attest:                                    DIMENSIONAL  MARKETING
                                           CONCEPTS,  INC.

By:   /s/  Louis  J.  Basenese             By:   /s/  Richard  Pitera
   -----------------------------              ------------------------------

Title:   CEO                               Title:   President
      --------------------------                 ---------------------------

CORPORATE  SEAL


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                                 ACKNOWLEDGEMENT
                                 ---------------

STATE  OF  FLORIDA       :
                         :     SS.
COUNTY  OF  MARTIN       :


     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 3rd day of December, 2001, personally appeared Richard
                      ---           --------                             -------
Pitera,  to  me  known  personally, and who, being by me duly sworn, deposes and
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says that he is the President of Dimensional Marketing Concepts, Inc., a Florida
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corporation,  and  that  the  seal  affixed  to  the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and that he acknowledged said instrument to be the free act and deed of said corporation.

     Susan  Strauss
----------------------------
Notary  Public

My  Commission  Expires:

[notary  public  seal]


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